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        As filed pursuant to Rule 497 under The Securities Act of 1933
                    Registration No. 333-66114 and 811-3859


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                            VARIABLE SEPARATE ACCOUNT
     (PORTION RELATING TO THE WM DIVERSIFIED STRATEGIESIII VARIABLE ANNUITY)


            SUPPLEMENT TO THE WM DIVERSIFIED STRATEGIESIII PROSPECTUS
                              DATED APRIL 30, 2002

The paragraph and heading titled "Service Fees" on page 28 of the prospectus is replaced in its entirety with the following:

         12B-1 FEES

Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. For SunAmerica Series Trust ("SAST"), under the distribution plan which is applicable to Class B shares, recaptured brokerage commissions will be used to make payments to SunAmerica Capital Services, Inc., the SAST Distributor, to pay for various distribution activities on behalf of the SAST Portfolios. These distribution fees will not increase the cost of your investment or affect your return.

In addition, the 0.15%, 0.25% and 0.25% fee applicable to Anchor Series Trust, the Class II shares of the Van Kampen Life Investment Trust, and WM Variable Trust, respectively, is generally used to pay financial intermediaries for services provided over the life of your contract.

FOR MORE DETAILED INFORMATION ON THESE INVESTMENT CHARGES, REFER TO THE PROSPECTUSES FOR THE ANCHOR SERIES TRUST, SUNAMERICA SERIES TRUST, VAN KAMPEN LIFE INVESTMENT TRUST AND/OR WM VARIABLE TRUST.


Date: August 12, 2002

                Please keep this Supplement with your Prospectus.

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